Exhibit 10.1
CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

OPTION PURCHASE AGREEMENT

OPTION PURCHASE AGREEMENT (this “Agreement”) made as of this 12th day of October, 2009 between The Malibu Companies, LLC, a California limited liability company (“Buyer”), and the signatory on the execution page hereof (“Seller”).

WHEREAS, Ideation Acquisition Corp. (the “Company”), a Delaware corporation, was organized for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business (“Business Combination”); and

WHEREAS, the Company consummated an initial public offering in November, 2007 in connection with which it raised gross proceeds of approximately $80 million, a significant portion of which was placed in a trust account pending the consummation of a Business Combination on or prior to November 19, 2009; and

WHEREAS, pursuant to certain provisions in the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), a holder of Common Stock issued in the Company’s initial public offering may, if it votes against the Business Combination, demand that the Company redeem such Common Stock into cash (“Redemption Rights”); and

WHEREAS, the Business Combination will not be consummated if the holders of more than 30% of the Common Stock vote against the Business Combination and request Redemption Rights; and

WHEREAS, Buyer has requested Seller, and Seller has agreed, to enter into this Agreement with respect to the number of shares of common stock, par value $.0001 per share (the “Common Stock”), of the Company set forth on the signature page hereof that Seller beneficially owns (the “Shares”); and

WHEREAS, Buyer has agreed to purchase from Seller an option to purchase Seller’s Common Stock at any time prior to the Termination (as defined hereinafter) of this Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    Option.  Seller hereby sells to Buyer and Buyer hereby purchases from Seller, concurrently with the execution of this Agreement ***.  Within two (2) business days of this Agreement, Buyer shall pay to the order of Seller, by wire transfer of immediately available funds pursuant to the instructions set forth on Schedule 1 hereto, the aggregate Option Price.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

2.    Purchase.  If the Buyer exercises the Purchase Option in accordance with Section 5 then at the Closing (as defined hereinafter), Seller shall sell to Buyer and Buyer shall purchase from Seller, the Shares at a price (the “Purchase Price”) equal to ***.

3.    ***

(a)  ***

(b)  ***

(c)  Appointment of Proxy.

(i) Subject to the limitations of Section 3(c)(ii), Seller hereby appoints *** as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of the Shares in accordance with the terms of this Agreement.  The proxy and power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive the death, disability, incompetency, bankruptcy, insolvency or dissolution of Seller. Furthermore, Seller will, from time to time as requested by Buyer, execute and deliver such further instruments, ancillary agreements or other documents or take such other actions as may be necessary or advisable to give effect to, confirm, evidence or effectuate the purposes of the proxy granted by this Section 3(c).

(ii) ***

(d)  ***

4.    Agreement to Vote upon Exercise of the Purchase Option.  Upon the exercise of the Purchase Option ***: Seller shall *** vote the Shares in favor of, or abstain from voting upon, the proposals to be submitted (i) by written consent of the stockholders of Company, or (ii) at the special (or annual) meeting, or adjournment thereof (the “Meeting”), each as called for by the Company or the consenting stockholders to vote upon (A) the Business Combination or (B) any amendment to the Certificate of Incorporation, (1) ***, (2) shall vote in favor of, or abstain from voting upon, the Business Combination and the other proposals set forth in the Proxy Statement and/or any amendment to the Certificate of Incorporation, and (3) ***.  ***.

5.    Exercise of Purchase Option.  Buyer shall exercise the Purchase Option by delivering to Seller written notice, by electronic mail, facsimile or otherwise, at the address set forth in Section 21, containing (i) an acknowledgement of Buyer’s intent to exercise the Purchase Option and (ii) whether Seller should vote the Shares in favor of, against or abstain from voting upon, each proposal to be presented at the Meeting or upon any such action by written consent.  The exercisability of the Purchase Option shall terminate in accordance with Section 11 hereof.

6.    Closing Matters.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

(a)    Closing.  If Buyer exercises the Purchase Option, the closing of the purchase and sale of the Shares (“Closing”) will occur simultaneously with the delivery of the Shares pursuant to Section 6(b).

(b)    Closing Procedures.   As soon as reasonably practicable after the exercise of the Purchase Option ***.  It shall be a condition to the obligation of Buyer on the one hand and Seller on the other hand, to consummate the transfer of the Shares contemplated hereunder that the other party’s representations and warranties are true and correct as of the Closing with the same effect as though made on such date, unless waived in writing by the party to whom such representations and warranties are made.

7.           ***

8.    Representations and Warranties of the Seller.  Seller hereby represents and warrants to Buyer on the date hereof and on the Closing that:

(a)    Sophisticated Seller.  Seller is sophisticated in financial matters and is able to evaluate the risks and benefits attendant to the sale of Shares to Buyer.

(b)    Independent Investigation.  Seller, in making the decision to sell the Shares to Buyer, has not relied upon any oral or written representations or assurances from Buyer or any of its officers, directors or employees or any other representatives or agents of Buyer.  Seller has had access to all of the filings made by the Company with the SEC, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”) in each case to the extent available publicly via the SEC’s Electronic Data Gathering, Analysis and Retrieval system.

(c)    Authority.  This Agreement has been validly authorized, executed and delivered by Seller and, assuming the due authorization, execution and delivery thereof by Buyer, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.  The execution, delivery and performance of this Agreement by Seller does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Seller is a party which would prevent Seller from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Seller is subject.

(d)    No Legal Advice from Buyer.   Seller acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Seller’s own legal counsel and investment and tax advisors.  Seller is not relying on any statements or representations of Buyer or any of its representatives or agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Agreement.

(e)    Ownership of Shares; No Proxy.  Seller is the legal and beneficial owner of the Shares, *** and will transfer to Buyer at the Closing good and marketable title to the Shares free and clear of any liens, claims, security interests, options, charges or any other encumbrance whatsoever.  *** the Seller beneficially owned all of the Shares as of the date of this Agreement and has the sole right to exercise Redemption Rights and vote the Shares, whether at the Meeting or upon action by written consent, with respect to all of the Shares.  Except as provided by this Agreement, Seller has not, directly or indirectly, granted any proxies or entered into any voting trust or other agreement or arrangement with respect to the voting, regardless of whether such vote would occur at the Meeting or upon action by written consent, of any of the Shares.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

(f)    ***

(g)    Non-Transfer of Shares; Number of Shares.  *** or a transfer to the Buyer or its assigns, the Shares which are subject to the Purchase Option shall not be transferred, sold, assigned or borrowed in any manner, whether by merger, consolidation or otherwise by the operation of law, following the execution of this Agreement.

(h)    Seller Taxes.  Seller understands that Seller (and not the Buyer) shall be responsible for any and all tax liabilities of Seller that may arise as a result of the transactions contemplated by this Agreement.

9. Representations and Warranties of Buyer.  Buyer hereby represents to the Seller that:

(a)    Sophisticated Buyer.  Buyer is sophisticated in financial matters and is able to evaluate the risks and benefits attendant to the purchase of Shares from Seller.

(b)    Independent Investigation.  Buyer, in making the decision to (i) pay the Option Price, (ii) exercise the Purchase Option and (iii) purchase the Shares from Seller, has not relied upon any oral or written representations or assurances from Seller or any of its officers, directors, partners or employees or any other representatives or agents of Seller, other than the representations and warranties set forth in this Agreement.

(c)    Authority.  This Agreement has been validly authorized, executed and delivered by Buyer and assuming the due authorization, execution and delivery thereof by Seller, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.  The execution, delivery and performance of this Agreement by Buyer does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which Buyer is a party which would prevent Buyer from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which Buyer is subject.

(d)    No Legal Advice from Seller.  Buyer acknowledges that is has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with Buyer’s own legal counsel and investment and tax advisors.  Buyer is relying solely on such counsel and advisors and not on any statements or representations of Seller or any of its representatives or agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by this Agreement.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

10.    Covenants.

(a)           Seller.  Seller hereby covenants and agrees (i) *** (ii) Seller has provided instructions to its broker substantially in the form of Exhibit A, which shall not allow the Shares to be borrowed by, or lent to, any other person or entity whatsoever, (iii) that except pursuant to the terms of this Agreement, Seller shall not, directly or indirectly, (A) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Shares, regardless of whether such vote would occur at the Meeting or upon action by written consent or (B) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of, any of the Shares during the term of this Agreement.  Seller shall not seek or solicit any such assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Buyer promptly, and to provide all details requested by Buyer, if Seller shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing, (iv) *** (v) *** and (vi) ***.

(b)           Buyer.  Buyer hereby covenants and agrees that Buyer shall comply with all filing obligations, if any, under the Securities Act and the Exchange Act, with respect to the Purchase Option, exercise of the Purchase Option, any subsequent ownership of the Shares, or any other transactions contemplated by this Agreement.

11.    Termination.  Notwithstanding any provision in this Agreement to the contrary, this Agreement shall become null and void and of no further force and effect upon the earlier to occur: (i) termination by the written agreement of the parties to this Agreement or (ii) the day on which the Company liquidates its trust account.

12.    ***

13.    13D Filing.  Seller acknowledges and understands that by virtue of this Purchase Option, or the exercise of such Purchase Option, Buyer may be required to file a 13D with the U.S. Securities and Exchange Commission (the “Filing”) and hereby consents to any such Filing reasonably required in the opinion of Buyer and/or its counsel.  ***

14.    Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

15.    Governing Law.  This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware.  Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall, to the fullest extent applicable, be brought and enforced first in the Delaware Chancery Court, then to such other court in the State of Delaware as appropriate and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive.  Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

16.    ***

17.    Severability.  If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated

18.    Binding Effect; Assignment and Transfer.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.  This Agreement shall not be assigned or transferred by Seller.  Buyer may assign, transfer or sell any of its rights under this Agreement at any time prior to the exercise of the Purchase Option (collectively, a “Transfer”).  All rights and obligations of the Buyer shall terminate upon any such Transfer and all such rights and obligations shall be assumed by the transferee ***.

19.    Headings.  The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

20.    Entire Agreement; Changes in Writing.  This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any prior agreements, representations and warranties, whether oral or written, among the parties hereto relating to the transaction contemplated hereby.  Neither this Agreement not any provision hereof may be changed or amended orally, but only by an agreement in writing signed by the other party hereto.

21.    Notice.  All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered personally or sent by first class registered or certified mail, electronic mail, overnight courier service or facsimile transmission to the address or fax number most recently provided to such Person or such other address or fax number as may be designated in writing by such Person.  Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally or if sent by electronic mail or facsimile transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

Address for Notice:

***	***
*** With a copy to: ***	***

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth on the first page of this Agreement.

THE MALIBU COMPANIES, LLC By:__________________________ Name: Title: *** By:__________________________ Name: Title:

Option Price (per Share):	***
Purchase Price (per Share)*:	$
Number of Shares:	338,300
Aggregate Option Price:	***
Aggregate Purchase Price*:	$

* Only to be completed in accordance with Section 2 in the event the Purchase Option is exercised.

Schedule 1
CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

***

Exhibit A
CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

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Exhibit B
CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

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